Vanguard Windsor™ II Fund

Supplement Dated January 7, 2019, to the Prospectus and Summary Prospectus Dated February 26, 2018

As previously announced, Scott McBride has replaced Sheldon J. Lieberman as a co-portfolio manager on Hotchkis and Wiley’s portion of the Windsor II Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following replaces Sheldon J. Lieberman under the heading “Investment Advisors”:

Scott McBride, CFA, President and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Fund since January 2019.

Prospectus Text Changes

The following replaces Sheldon J. Lieberman in the Investment Advisors section:

Scott McBride, CFA, President and Portfolio Manager of Hotchkis and Wiley. He has worked in investment management since joining Hotchkis and Wiley in 2001, has managed investment portfolios since 2004, and has co-managed a portion of the Fund since January 2019. Education: B.A., Georgetown University; M.B.A., Columbia University.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 73B 012019

Vanguard Windsor™ Funds

Supplement Dated January 7, 2019, to the Statement of Additional Information Dated February 26, 2018

Important changes to Vanguard Windsor II Fund

As previously announced, Scott McBride has replaced Sheldon J. Lieberman as a co-portfolio manager on Hotchkis and Wiley’s portion of the Windsor II Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section, the following replaces the “Other Accounts Managed” sub-section on page B-44:

1. Other Accounts Managed

The investment process employed is the same for similar accounts, including the portion of Vanguard Windsor II Fund managed by Hotchkis and Wiley (the Hotchkis and Wiley Portfolio), and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis and Wiley’s strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Hotchkis and Wiley Portfolio are generated by Hotchkis and Wiley’s investment team. Although the Hotchkis and Wiley Portfolio is managed by Hotchkis and Wiley’s investment team, Hotchkis and Wiley has identified George H. Davis, Jr., and Scott McBride as the portfolio managers with the most significant responsibility for the day-to-day management of the Hotchkis and Wiley Portfolio.

Mr. Davis co-manages a portion of Vanguard Windsor II Fund; as of October 31, 2017, the Fund held assets of $49 billion. As of October 31, 2017, Mr. Davis also managed 14 other registered investment companies with total assets of $8.6 billion (advisory fees not based on account performance), 7 other pooled investment vehicles with total assets of $1.1 billion (advisory fees based on account performance for 1 of these accounts with total assets of $59 million), and 65 other accounts with total assets of $9.6 billion (advisory fees based on account performance for 5 of these accounts with total assets of $941 million).

Mr. McBride co-manages a portion of Vanguard Windsor II Fund; as of September 30, 2018, the Fund held assets of $49.5 billion. As of September 30, 2018, Mr. McBride also managed 17 other registered investment companies with total assets of $10.2 billion (advisory fees not based on account performance), 9 other pooled investment vehicles with total assets of $1.1 billion (advisory fees based on account performance for 1 of these accounts with total assets of $59 million), and 58 other accounts with total assets of $9.4 billion (advisory fees based on account performance for 4 of these accounts with total assets of $932 million).

Within the same section, the following replaces the “Ownership of Securities” sub-section on page B-45:

4. Ownership of Securities

As of October 31, 2017, Mr. Davis did not own any shares of Vanguard Windsor II Fund. As of September 30, 2018, Mr.

McBride did not own any shares of Vanguard Windsor II Fund.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 022E 012019